**Wyoming Secretary of State**
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

**Ed Murray, WY Secretary of State**
**FILED: 05/13/2015 09:50 AM**
**ID: 2015-000686771**

# Profit Corporation
# Articles of Incorporation

1. Corporation name:

Sonant Communications Corp

2. Name and physical address of its registered agent:
*(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office.* ***The registered agent must have a physical address in Wyoming.*** *A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

Registered Agents Inc.
412 N. Main St
STE100
Buffalo, WY 82834

3. Mailing address of the corporation:

1900 NW 32nd St.
Pompano Beach Fl, 33064

4. Principal office address:

1900 NW 32nd St.
Pompano Beach Fl, 33064

5. Number and class of shares the corporation will have the authority to issue:

95,000,000

6. Incorporators *(list names and addresses of each incorporator)*:

Chad Steinhart
1900 NW 32nd St.
Pompano Beach Fl, 33064

Received
MAY 7 2015
Secretary of State
Wyoming

7. Execution (*all incorporators must sign*):

**Signature:** ______________________ **Date:** 5-6-15 (*mm/dd/yyyy*)

Print Name: Chad Steinhart

**Signature:** ______________________ **Date:** ____________ (*mm/dd/yyyy*)

Print Name: ____________

**Signature:** ______________________ **Date:** ____________ (*mm/dd/yyyy*)

Print Name: ____________

Contact Person: Chad Steinhart

Daytime Phone Number: (954) 358-4848 Email: csteinhart@sonanttelecom.com

Received
MA… 2015
Secretary of State
Wyoming

Wyoming

**Wyoming Secretary of State**
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

# Consent to Appointment by Registered Agent

I, Registered Agents Inc. , registered office located at
*(name of registered agent)*

412 N. Main Street
STE 100
Buffalo, WY 82834

voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Sonant Communications Corp
*(name of business entity)*

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

**Signature:** Bill Havre **Date:** 05/06/2015
*(Shall be executed by the registered agent.)* *(mm/dd/yyyy)*

Print Name: Bill Havre Daytime Phone: 307-200-2803

Title: Authorized Individual Email: reports@registeredagentsinc.com

Registered Agent Mailing Address
(if different than above):

*** If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

**Signature:** ______________________________ **Date:**
*(Shall be executed by the registered agent.)* *(mm/dd/yyyy)*

Checklist
Submit one **originally signed** consent to appointment and one exact photocopy.

# STATE OF WYOMING
## Office of the Secretary of State

I, EDWARD F. MURRAY, III, SECRETARY OF STATE of the STATE OF WYOMING, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF INCORPORATION

**Sonant Communications Corp**

Accordingly, the undersigned, by virtue of the authority vested in me by the law, hereby issues this Certificate.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **13th** day of **May, 2015**.



WYOMING GREAT SEAL OF THE STATE

Filed Date: 05/13/2015

Secretary of State

By: Dave Barker